                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3632

                             SCUDDER TAX FREE TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Intermediate Tax/AMT Free Fund

Semiannual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Classes A, B, C, Investment and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A and during all periods shown for Class B and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001, and Investment Class shares prior to their inception on December 20, 2004, are derived from the historical performance of Class S shares of the Scudder Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder Intermediate Tax/AMT Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	-.08%	2.19%	3.25%	4.48%	4.36%
Class B	-.54%	1.33%	2.44%	3.66%	3.53%
Class C	-.54%	1.32%	2.43%	3.66%	3.55%
Investment Class	-.14%	2.19%	3.35%	4.59%	4.50%
Lehman Brothers Municipal Bond Index+	.36%	3.88%	4.86%	5.92%	5.72%
Lehman Brothers 7-Year Municipal Bond Index++	-.09%	2.16%	3.99%	5.41%	5.25%
Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder Intermediate Tax/AMT Free Fund	6-Month*	Life of Class*
Institutional Class	-.04%	1.54%
Lehman Brothers Municipal Bond Index+	.36%	2.63%
Lehman Brothers 7-Year Municipal Bond Index++	-.09%	1.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on December 20, 2004. Index return begin December 31, 2004.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 11/30/05	$ 11.18	$ 11.18	$ 11.17	$ 11.18	$ 11.18
5/31/05	$ 11.40	$ 11.41	$ 11.40	$ 11.41	$ 11.41
Distribution Information: Six Months: Income Dividends as of 11/30/05	$ .21	$ .17	$ .17	$ .22	$ .23
November Income Dividend	$ .0348	$ .0279	$ .0280	$ .0345	$ .0370
SEC 30-day Yield** as of 11/30/05	3.39%	2.70%	2.72%	3.46%	3.74%
Tax Equivalent Yield** as of 11/30/05	5.22%	4.15%	4.18%	5.32%	5.75%
Current Annualized Distribution Rate** as of 11/30/05	3.79%	3.04%	3.05%	3.75%	4.03%

** The SEC yield is net investment income per share earned over the month ended November 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.71% for Class C had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 3.04% had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	58	of	145	40
3-Year	71	of	128	56

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Intermediate Tax/AMT Free Fund — Class A [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05
Scudder Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,938	$10,703	$12,108	$14,903
	Average annual total return	-.62%	2.29%	3.90%	4.07%
Class B	Growth of $10,000	$9,839	$10,556	$11,868	$14,153
	Average annual total return	-1.61%	1.82%	3.48%	3.53%
Class C	Growth of $10,000	$10,132	$10,747	$11,971	$14,174
	Average annual total return	1.32%	2.43%	3.66%	3.55%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,388	$11,531	$13,333	$17,447
	Average annual total return	3.88%	4.86%	5.92%	5.72%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,216	$11,244	$13,012	$16,678
	Average annual total return	2.16%	3.99%	5.41%	5.25%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] Scudder Intermediate Tax/AMT Free Fund — Investment Class [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended November 30
Comparative Results as of 11/30/05
Scudder Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,219	$11,038	$12,515	$15,524
	Average annual total return	2.19%	3.35%	4.59%	4.50%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,388	$11,531	$13,333	$17,447
	Average annual total return	3.88%	4.86%	5.92%	5.72%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,216	$11,244	$13,012	$16,678
	Average annual total return	2.16%	3.99%	5.41%	5.25%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares and during the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class AARP shares for periods prior to its inception on October 2, 2000 are derived from historical performance of Class S shares of the Scudder Intermediate Tax/AMT Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 11/30/05
Scudder Intermediate Tax/AMT Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	-.05%	2.39%	3.50%	4.73%	4.67%
Class AARP	.02%	2.41%	3.48%	4.74%	4.63%
Lehman Brothers Municipal Bond Index+	.36%	3.88%	4.86%	5.92%	5.72%
Lehman Brothers 7-Year Municipal Bond Index++	-.09%	2.16%	3.99%	5.41%	5.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 11/30/05	$ 11.19	$ 11.18
5/31/05	$ 11.41	$ 11.41
Distribution Information: Six Months: Income Dividends as of 11/30/05	$ .22	$ .22
November Income Dividend	$ .0366	$ .0369
SEC 30-day Yield** as of 11/30/05	3.69%	3.73%
Tax Equivalent Yield** as of 11/30/05	5.68%	5.74%
Current Annualized Distribution Rate** as of 11/30/05	3.98%	4.02%

** The SEC yield is net investment income per share earned over the month ended November 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.66% for Class AARP had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 3.95% had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	44	of	145	31
3-Year	48	of	128	38
5-Year	41	of	93	44
10-Year	23	of	67	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Intermediate Tax/AMT Free Fund — Class S [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended November 30
Comparative Results as of 11/30/05
Scudder Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,239	$11,086	$12,601	$15,783
	Average annual total return	2.39%	3.50%	4.73%	4.67%
Class AARP	Growth of $10,000	$10,241	$11,080	$12,604	$15,728
	Average annual total return	2.41%	3.48%	4.74%	4.63%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,388	$11,531	$13,333	$17,447
	Average annual total return	3.88%	4.86%	5.92%	5.72%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,216	$11,244	$13,012	$16,678
	Average annual total return	2.16%	3.99%	5.41%	5.25%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and AARP shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 999.20	$ 994.60	$ 994.60	$ 998.60	$ 1,000.20	$ 999.50	$ 999.60
Expenses Paid per $1,000*	$ 3.86	$ 7.75	$ 7.75	$ 3.56	$ 2.81	$ 2.66	$ 2.56
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,021.21	$ 1,017.30	$ 1,017.30	$ 1,021.51	$1,022.26	$ 1,022.41	$ 1,022.51
Expenses Paid per $1,000*	$ 3.90	$ 7.84	$ 7.84	$ 3.60	$ 2.84	$ 2.69	$ 2.59

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
Scudder Intermediate Tax/AMT Free Fund	.77%	1.55%	1.55%	.71%	.56%	.53%	.51%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of Scudder Intermediate Tax/AMT Free Fund. Shelly Deitert is also a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q:  Will you describe the general market environment during the semiannual period ended November 30, 2005?

A:  Municipal bonds and the broad bond market delivered weak results over the period, as interest rates rose across all maturities. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 0.36% for the six months ended November 30, 2005.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of -0.48% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged broad-based, total-return index comprising more than 46,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For the period, the supply of municipal issues coming to market remained heavy, driven in large part by refunding as issuers sought to take advantage of historically low interest rates, although the supply of newly originated issues began to spike as well toward the end of the period. In fact, through the end of November, municipal issuance in 2005 was on pace to exceed the record for any calendar year. On the demand side, interest from retail investors, which had been soft because of low yields and concerns about the potential for a rise in interest rate levels (and decline in bond prices), showed signs of strengthening as rates rose. Institutions such as insurance companies and hedge funds continued to support the market, while mutual fund flows have also been positive, although largely focused on high-yield vehicles.

During the six-month period, the Federal Reserve Board (the Fed) increased the federal funds rate — the interbank overnight lending rate and a benchmark for market interest rates — from 3.00% to 4.00% in four increments of 0.25%. This caused yields on shorter-term bonds, which are highly sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. Longer-term interest rates, which had previously confounded expectations by remaining relatively stable in the face of Fed tightening, rose as well, although to a somewhat lesser extent.

The overall result was that the tax-free yield curve continued along its recent course of flattening, but only to a modest degree.3 On the municipal bond curve, yields on two-year issues increased by 48 basis points while bonds with 30-year maturities experienced a yield increase of 29 basis points, resulting in a total flattening of 19 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal bond yield curve (as of 5/31/05 and 11/30/05)

Maturity

Source: Municipal Market Data

This chart is not intended to represent the yield of any Scudder fund.

Q:  How did Scudder Intermediate Tax/AMT Free Fund perform for the six-month period ended November 30, 2005?

A:  Scudder Intermediate Tax/AMT Free Fund posted a slight negative return over the period. The fund's Class A shares delivered a total return of -0.08%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) The fund's Class A shares slightly underperformed its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned -0.02%.4 The unmanaged Lehman Brothers Municipal Bond Index returned 0.36%, while the Lehman Brothers 7-year Municipal Bond Index returned -0.09%.5 (Please see pages 3 through 10 for the performance of other share classes and more complete performance information.)

4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the one- and three-year periods this category's average was 1.62% (145 funds), and 2.75% (128 funds), respectively, as of 11/30/05. It is not possible to invest directly into a Lipper Category. (five- and 10-year returns are not available for the fund's Class A shares.)

5 The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period?

A:  We had anticipated a continued flattening of the municipal bond yield curve, especially with respect to the intermediate segment, and maintained the positioning of the fund's investments to take advantage of that trend. During the period, this meant avoiding exposure to the five-year area of the yield curve, which was heavily impacted by rising rates and falling bond prices as the curve flattened. We had significant holdings of bonds with 10- to 13-year maturities, which did not help performance as yields rose significantly in this segment of the curve. While we also had exposure for much of the period to bonds with maturities in the 15- to 20-year range, it would have helped performance if we had been more aggressive in doing so as the longer end of the yield curve outperformed.

Toward the end of the period we sold our holdings in the 20-year maturity range, as we believe the longer end of the yield curve is near the end of its flattening course and these issues are increasingly likely to be impacted by rising rates and falling prices. We are maintaining exposure to the two-year area of the curve despite the prospect of continued Fed rate hikes, as the short duration of these issues limits risk to the fund's share price.

Looking ahead, we believe that municipal bonds are fairly valued relative to Treasuries and agencies all along the yield curve. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize taxable capital gain distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation	11/30/05	5/31/05

Revenue Bonds	49%	48%
General Obligation Bonds	26%	27%
US Government Secured	19%	20%
Lease Obligations	6%	5%
	100%	100%
Quality	11/30/05	5/31/05

AAA	75%	78%
AA	8%	10%
A	13%	9%
BBB	2%	2%
BB	2%	1%
	100%	100%
Effective Maturity	11/30/05	5/31/05

Less than 1 year	10%	5%
1 — 4.99 years	32%	35%
5 — 9.99 years	54%	55%
10 — 15 years	4%	5%
	100%	100%

Weighted average effective maturity: 5.45 years and 5.71 years, respectively.

Top Five State Allocations (% of Total Investment Portfolio)	11/30/05	5/31/05

California	15%	12%
Texas	13%	12%
New York	11%	11%
Illinois	7%	8%
Pennsylvania	5%	5%

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 98.8%
Alabama 0.5%
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Medodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (a)	3,560,000	3,671,428
Lauderdale & Florence Counties, AL, Public Hospital Board Revenue, ETM, 7.0%, 7/1/2007	75,000	77,655
West Jefferson, AL, Amusement & Public Park Authority, Visionland Alabama Project, Prerefunded, 7.5%, 12/1/2008	395,000	412,321
		4,161,404
Alaska 1.9%
Anchorage, AK, General Obligation:
Series A, 5.5%, 6/1/2017 (b)	3,035,000	3,348,546
Series B, Prerefunded, 5.875%, 12/1/2014 (b)	365,000	403,887
North Slope Borough, AK, Other General Obligation, Series A, Zero Coupon, 6/30/2006 (b)	11,050,000	10,842,370
		14,594,803
Arizona 2.2%
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (b)	215,000	226,061
Arizona, School District General Obligation, School Facilities Board Revenue:
Series B, 5.25%, 9/1/2017 (b)	2,500,000	2,743,425
5.5%, 7/1/2014	4,000,000	4,376,040
Arizona, School Facilities Board Revenue, State School Trust, Series A, 5.75%, 7/1/2015 (b)	3,500,000	3,948,035
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,106,637
Yuma, AZ, Industrial Development Authority, Multi-Family Mortgage Regency Apartments, Series A, 5.4%, 12/20/2017	1,255,000	1,261,501
		16,661,699
Arkansas 0.0%
Drew County, AR, Public Facilities Board, Single Family Mortgage, Series A-2, 7.9%, 8/1/2011	32,977	33,395
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	110,000	121,349
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	26,236	26,436
		181,180
California 15.0%
California, Department Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	11,084,400
California, Electric Revenue, Central Valley Financing Authority, Cogeneration Project, Carson Ice-General Project, 6.0%, 7/1/2009	20,000	20,246
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,914,970
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	11,034,200
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,165,905
California, Infrastructure & Economic Development Bank Revenue, Workers Compensation Relief Fund, Series A, 5.0%, 10/1/2015 (b)	7,000,000	7,490,840
California, State General Obligation:
5.0%, 2/1/2012	625,000	649,587
5.0%, 2/1/2013	550,000	584,287
5.0%, 10/1/2016	3,000,000	3,154,830
5.25%, 2/1/2007	275,000	281,097
5.25%, 2/1/2018	5,000,000	5,330,750
6.0%, 4/1/2018	1,700,000	1,968,141
6.3%, 9/1/2011	250,000	283,318
6.75%, 3/1/2007	500,000	520,830
6.75%, 8/1/2011	200,000	230,926
7.2%, 5/1/2008	50,000	54,325
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016 (b)	3,000,000	3,247,050
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	105,000	115,626
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, 7.05%, 1/1/2009	7,275,000	8,074,595
Fresno, CA, Multi-Family Housing Revenue, Woodlands Apartments Project, Series A, 6.65%, 5/20/2008	185,000	189,932
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	1,425,000	1,472,481
Los Angeles, CA, General Obligation:
Series A, 5.0%, 9/1/2019 (b)	6,340,000	6,770,866
Series A, 5.0%, 9/1/2020 (b)	5,915,000	6,302,314
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,419,400
Los Angeles, CA, Unified School District, Series A-2, 5.0%, 7/1/2019 (b)	10,000,000	10,670,400
San Bernardino, CA, State General Obligation, City Unified School District, 5.0%, 8/1/2016 (b)	2,615,000	2,807,412
San Diego County, CA, Certificates of Participation, Edgemoor Project & Regional System, 5.0%, 2/1/2017 (b)	2,335,000	2,487,709
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	649,127
San Mateo, CA, State General Obligation, Union High School District, 5.0%, 9/1/2016 (b)	2,150,000	2,312,583
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,802,930
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	35,843
		114,126,920
Colorado 1.8%
Aurora, CO, Centretech Metropolitan District, Series C, 4.875%, 12/1/2028, BNP Paribas (a)	1,280,000	1,318,029
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	15,000	15,120
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	115,000	122,478
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	100,000	111,314
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	425,000	425,370
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	110,000	112,454
Series B-3, 6.55%, 5/1/2025	129,000	130,553
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,539,050
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, Series C, 5.0%, 11/1/2015	10,000	10,050
Interlocken Metropolitan District, CO, General Obligation, Series A, 5.75%, 12/15/2019 (b)	2,200,000	2,356,398
Jefferson County, CO, General Obligation, School District No. R-001, 5.0%, 12/15/2016 (b)	3,000,000	3,215,100
		13,355,916
Connecticut 0.8%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	2,000,000	2,018,700
Connecticut, State General Obligation, Series A, 5.375%, 4/15/2016	4,000,000	4,382,440
		6,401,140
Delaware 0.0%
Delaware, Economic Development Authority, Peninsula United, Series A, 6.0%, 5/1/2009	35,000	36,282
Wilmington, DE, Park Authority, Series B, ETM, 7.15%, 8/1/2006	50,000	50,227
		86,509
District of Columbia 0.5%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,156,060
Florida 1.0%
Broward County, FL, Water & Sewer Utility Revenue, Prerefunded, 6.875%, 9/1/2008	135,000	138,326
Dade County, FL, Aviation Revenue, Series E, 5.4%, 10/1/2007 (b)	50,000	51,015
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, 5.75%, 5/1/2021 (b)	4,500,000	5,038,740
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	310,000	326,976
Gainesville, FL, Utilities Systems Revenue, ETM, 6.3%, 10/1/2006	50,000	50,050
Hillsborough County, FL, Aviation Authority Revenue, Tampa International Airport, Series B, 5.125%, 10/1/2017 (b)	1,250,000	1,278,725
Jacksonville, FL, Economic Development Community Health Care Facilities Revenue, Methodist, 3.0%*, 10/1/2015, SunTrust Bank (a)	125,000	125,000
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	555,000	615,079
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	194,503
		7,818,414
Georgia 2.6%
Athens, GA, Water & Sewer Revenue, ETM, 6.2%, 7/1/2008	425,000	449,590
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,082,870
Forsyth County, GA, School District General Obligation, 6.0%, 2/1/2014	1,000,000	1,114,200
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,194,025
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	6,136,514
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009	1,070,000	1,125,929
Prerefunded, 6.5%, 10/1/2013	800,000	891,904
		19,995,032
Hawaii 1.4%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031	1,090,000	1,139,965
5.75%, 1/20/2036	2,395,000	2,510,128
Hawaii, State General Obligation, Series CI, 4.75%, 11/1/2008	7,050,000	7,306,620
		10,956,713
Illinois 7.4%
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	50,000	54,459
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-Up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	927,179
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	8,221,642
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	3,953,450
Des Plaines, IL, Hospital Facility, Holy Family Hospital:
ETM, 7.0%, 1/1/2007	65,000	66,291
ETM, 7.0%, 1/1/2007 (b)	130,000	132,582
Du Page County, IL, Special Services Area No.11, 6.75%, 1/1/2014	810,000	913,048
Du Page County, IL, Special Services Area No.26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	66,659
5.15%, 1/1/2014	65,000	66,929
5.25%, 1/1/2006	45,000	45,055
5.25%, 1/1/2007	45,000	45,655
5.25%, 1/1/2008	50,000	51,253
5.25%, 1/1/2009	50,000	51,671
5.25%, 1/1/2010	55,000	57,345
5.25%, 1/1/2016	150,000	154,036
5.375%, 1/1/2011	60,000	63,140
5.5%, 1/1/2012	35,000	37,121
5.5%, 1/1/2019	255,000	262,887
5.75%, 1/1/2022	300,000	306,069
Fairfield, IL, Economic Development Authority, Wayne County Center Project, 6.0%, 12/15/2005	80,000	80,045
Granite City, IL, Hospital Facilities Revenue, ETM, 7.0%, 1/1/2008	95,000	98,425
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2006	8,500,000	8,332,635
Illinois, Development Finance Authority, Section 8, Series A, 5.2%, 7/1/2008 (b)	35,000	35,487
Illinois, Educational Facilities Authority Revenues, Augustana College:
4.6%, 10/1/2008	135,000	137,799
Prerefunded, 5.0%, 10/1/2013	280,000	291,040
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	140,000	146,733
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	240,000	242,861
Illinois, Housing Development Authority, Multi-Family Program, Series 3, 6.05%, 9/1/2010	130,000	130,165
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,432,518
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (b)	9,030,000	9,310,020
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project:
Series A, 5.55%, 11/1/2006	60,000	60,632
Series A, 6.15%, 11/1/2022	1,385,000	1,424,985
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	2,771,978
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	2,718,320
Silvas, IL, Mortgage Revenue:
Series A, 4.9%, 8/1/2011	875,000	921,121
Series A, 5.2%, 8/1/2017	1,285,000	1,340,062
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,296,064
Series A, 5.5%, 4/1/2016 (b)	3,580,000	3,996,998
Woodridge, IL, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, 5.65%, 12/20/2032	1,510,000	1,551,012
		55,795,371
Indiana 2.1%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017	1,250,000	1,282,450
Indiana, Toll Finance Authority, Toll Road Revenue, 5.0%, 7/1/2014	2,000,000	2,001,420
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,331,950
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	9,322,640
		15,938,460
Iowa 0.3%
Iowa, Hospital & Healthcare Revenue, Finance Authority, 6.5%, 2/15/2007	2,000,000	2,061,960
Kansas 0.4%
Johnson County, KS, School District General Obligation, Unified School District No.231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,448,194
McPherson, KS, Electric Utility Revenue, Prerefunded, ETM, 5.9%, 3/1/2007	800,000	821,328
		3,269,522
Kentucky 0.3%
Kentucky, State Revenue Lease, State Property and Buildings Commission Revenue, Project No.68, Prerefunded, 5.75%, 10/1/2012	2,000,000	2,197,100
Kentucky, Turnpike Authority, Recovery Road Revenue:
ETM, 6.125%, 7/1/2007	202,000	207,432
ETM, 6.625%, 7/1/2008	115,000	120,345
Shelby County, KY, Lease Revenue, Series A, 3.0%*, 9/1/2034, US Bank NA (a)	100,000	100,000
		2,624,877
Louisiana 1.4%
Iberia, LA, Single Family Mortgage Revenue, 7.375%, 1/1/2011	25,000	25,060
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (b)	2,815,000	3,524,042
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	210,000	227,174
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,679,000	4,069,894
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	1,270,000	1,309,726
Tensas Parish County, LA, General Obligation, Prerefunded, 7.0%, 9/1/2018	1,690,000	1,798,498
		10,954,394
Maryland 0.1%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	450,000	463,023
Massachusetts 1.0%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	475,000	516,748
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.75%, 7/1/2015	85,000	92,435
Massachusetts, Bay Transportation Authority, Mass Revenue, Prerefunded, Series A, 5.75%, 7/1/2015	915,000	1,002,108
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	318,014
Massachusetts, Health & Educational Authority, Beth Israel Hospital, ETM, 5.75%, 7/1/2006	5,000	5,073
Massachusetts, Industrial Finance Agency, Higher Education, Hampshire College Project, Prerefunded, 5.8%, 10/1/2017	1,655,000	1,752,264
Massachusetts, State General Obligation:
Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,116,410
Series C, Prerefunded, 5.75%, 10/1/2015	250,000	273,475
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,049
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	2,525,000	2,539,418
		7,625,994
Michigan 4.7%
Battle Creek, MI, Economic Development, Kellogg Company Project, 5.125%, 2/1/2009	170,000	171,826
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,168,300
Detroit, MI, Core City General Obligation:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,645,553
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,804,726
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,162,840
Hartland, MI, School District General Obligation, 5.375%, 5/1/2014	3,295,000	3,552,274
Michigan, Higher Education Facility Authority Revenue, Thomas M. Colley Law School, 5.35%, 5/1/2015, First of America Bank (a)	1,200,000	1,239,660
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	130,000	134,226
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,248,430
Michigan, State Agency Revenue Lease, Municipal Bond Authority, Series A, Zero Coupon, 6/15/2006 (b)	4,750,000	4,669,250
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,262,096
Petoskey, MI, Hospital Finance Authority, ETM, 6.7%, 3/1/2007	205,000	209,424
Romulus Township, MI, School District, Series II, Prerefunded, Zero Coupon, 5/1/2022 (b)	12,400,000	4,335,040
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	150,000	165,474
		35,769,119
Minnesota 0.3%
Minnesota, White Earth Band of Chippewa Indians Revenue, Series A, 144A, 7.0%, 12/1/2011 (b)	2,000,000	2,169,660
Rochester, MN, Saint Mary's Hospital, ETM, 5.75%, 10/1/2007	130,000	133,563
		2,303,223
Mississippi 1.0%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	440,000	444,360
Lee County, MS, Hospital Systems Revenue, North Mississippi Medical Center Project, ETM, 6.8%, 10/1/2007	215,000	223,430
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,345,000	1,403,494
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,695,000	2,759,222
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	3,095,531
		7,926,037
Missouri 1.1%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	155,000	162,243
Missouri, Development Financial Board, Recreation Facilities Revenue, YMCA, Greater St. Louis, Series A, 4.75%, 9/1/2007, Bank of America NA (b)	170,000	173,553
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,616,864
Missouri, Hospital & Healthcare Revenue, Lake Of The Ozarks General Hospital, 6.0%, 2/15/2006	105,000	105,405
Missouri, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,896,506
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	64,403
St. Louis, MO, Land Clearance Redevelopment Authority, Westminster Place Apartments, Series A, 5.95%, 7/1/2022	450,000	458,717
		8,477,691
Montana 0.0%
Missoula County, MT, Hospital Revenue, ETM, 7.125%, 6/1/2007 (b)	127,000	131,331
Nebraska 0.3%
Nebraska, Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, 4.875%, 1/1/2008	440,000	449,209
Omaha, NE, School District General Obligation, Series A, 6.5%, 12/1/2013	1,500,000	1,778,130
		2,227,339
Nevada 1.0%
Clark County, NV, School District General Obligation, Building and Renovation, Series B, 6.5%, 6/15/2007 (b)	7,000,000	7,327,320
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	125,000	126,122
Series C-1, 5.45%, 4/1/2010	45,000	45,388
Nevada, Housing Division, Single Family Program, Series B-1, 6.2%, 10/1/2015	100,000	100,516
		7,599,346
New Hampshire 0.2%
Manchester, NH, Housing & Redevelopment Revenue Authority:
4.85%, 1/1/2007	130,000	131,498
4.9%, 1/1/2008	145,000	148,122
5.55%, 1/1/2018	185,000	192,827
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	1,145,000	1,158,431
		1,630,878
New Jersey 4.1%
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.0%, 6/15/2013 (b)	5,000,000	5,328,700
5.375%, 6/15/2014	2,280,000	2,435,975
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,492,687
Series I, 5.25%, 9/1/2024	2,000,000	2,204,400
New Jersey, Economic Development Authority, Dock Facility Revenue, Bayonne/IMTT Project, Series B, 2.97%*, 12/1/2027, SunTrust Bank (a)	200,000	200,000
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	225,000	256,427
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (b)	7,000,000	7,477,260
New Jersey, State Transport Trust Fund Authority, Transportation System, Series A, 5.25%, 12/15/2014 (b)	2,790,000	3,049,721
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants:
Series B, 5.75%, 9/15/2013 (b)	2,760,000	3,030,314
Series B, 6.0%, 9/15/2015 (b)	500,000	554,205
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,939,630
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	25,000	26,110
		30,995,429
New Mexico 0.2%
Bernalillo County, NM, Multi-Family Revenue, Sunchase Apartments, Series A, 4.6%, 11/1/2025	1,130,000	1,135,390
New Mexico, Mortgage Finance Authority, Single-Family Mortgage Program:
Series F-3, 5.5%, 7/1/2017	70,000	72,268
Series F-3, 5.6%, 7/1/2028	160,000	164,026
		1,371,684
New York 10.9%
East Rochester, NY, Housing Authority Revenue, St. Johns Meadow, Series A, 5.125%, 8/1/2018	600,000	614,700
New York, Dormitory Authority, Lease Revenue, Court Facilities:
Series A, 5.25%, 5/15/2011	1,240,000	1,330,074
Series A, 5.75%, 5/15/2014	3,715,000	4,110,425
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	870,000	891,515
6.1%, 8/1/2041 (b)	1,000,000	1,114,280
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	471,623
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,607,900
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2015	3,365,000	3,715,734
New York, State Dormitory Authority Revenue, State University Educational Facilities:
5.0%, 5/15/2010	250,000	260,090
Prerefunded, 5.0%, 5/15/2010	50,000	52,343
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2017 (b)	1,330,000	1,424,297
New York, State General Obligation Lease, Metropolitan Transportation Authority, Transit Facilities Revenue, Series O, ETM, 5.75%, 7/1/2007	1,975,000	2,050,504
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,539,200
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011 (b)	2,500,000	2,717,650
New York, Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.25%, 1/1/2010	270,000	291,514
New York, NY, City Transitional Finance Authority, Series A-1, 5.0%, 11/1/2014	4,000,000	4,326,160
New York, NY, Core City General Obligation:
Series B, 5.75%, 8/1/2015	5,000,000	5,521,650
Series I, 6.25%, 4/15/2006	1,000,000	1,011,150
New York, NY, General Obligation:
Series E-2, 2.99%, 8/1/2034, Bank of America NA (a)	2,300,000	2,300,000
Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,358,720
Series A, 5.5%, 8/1/2014	10,000,000	10,921,000
Prerefunded, Series G, ETM, 6.75%, 2/1/2009	255,000	280,673
Series G, 6.75%, 2/1/2009	4,745,000	5,186,854
Series B, 7.25%, 8/15/2007	2,900,000	3,082,706
New York, NY, Industrial Development Agency, College of Aeronautics Project, 5.2%, 5/1/2009	205,000	211,228
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2018	10,000,000	10,812,800
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, Marine Midland Bank (a)	600,000	616,266
Onondaga County, NY, Industrial Development Agency Revenue, Civic Facilities Revenue, Lemoyne College Project, Series A, 5.0%, 3/1/2007	180,000	182,768
Syracuse, NY, Housing Authority, Lorretto Rest Homes, Series A, 5.0%, 8/1/2007	330,000	333,112
		82,336,936
North Carolina 0.9%
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,071,650
North Carolina, Electric Revenue, Power Agency No.1 Catawba Electric, 7.25%, 1/1/2007 (b)	5,000,000	5,203,500
North Wilkesboro, NC, Housing Development Corp., Multi-Family Revenue, Wilkes Tower, Series A, 6.35%, 10/1/2022	200,000	203,980
Wake County, NC, Hospital Revenue, ETM, 6.25%, 1/1/2008	90,000	92,413
		6,571,543
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,311,225
Ohio 1.2%
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000	1,017,240
5.4%, 7/1/2010	750,000	777,983
Jefferson County, OH, General Obligation, 6.625%, 12/1/2005 (b)	45,000	45,004
Lucas-Palmer Housing Development Corp., OH, Mortgage Revenue, Palmer Gardens Section 8, Series A, 5.9%, 7/1/2007 (b)	60,000	61,144
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	765,000	766,094
Ohio, Higher Education Revenue, University of Findlay Project, 5.75%, 9/1/2007	375,000	380,460
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,245,632
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,563,130
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	35,000	35,958
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	45,000	45,954
Stark County, OH, Health Care Facility, Rose Land, Inc. Project:
5.3%, 7/20/2018	850,000	890,553
5.35%, 7/20/2023	940,000	981,915
		8,811,067
Oklahoma 0.3%
Grand River, OK, Dam Authority Revenue, ETM, 6.25%, 11/1/2008	220,000	227,531
McAlester, OK, Public Works Authority, ETM, 8.25%, 12/1/2005 (b)	60,000	60,008
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 5.75%, 8/15/2006	55,000	55,860
Oklahoma, Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, 5.1%, 12/1/2007	210,000	215,336
Oklahoma, Ordnance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,560,165
		2,118,900
Oregon 1.7%
Cow Creek Bank, OR, Umpqua Tribe of Indians, Series B, 144A, 5.1%, 7/1/2012 (b)	730,000	737,132
Oregon, Department Transportation Highway, User Tax Revenue, Series A, 5.25%, 11/15/2015	3,000,000	3,288,960
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013 (b)	4,000,000	4,318,440
Washington & Clackamas Counties, OR, School District General Obligation, 5.375%, 6/15/2017 (b)	4,000,000	4,385,800
		12,730,332
Pennsylvania 4.9%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,675,794
Allegheny County, PA, Residential Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017	110,000	113,900
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	1,160,000	1,188,014
Berks County, PA, Redevelopment Authority, Multi-Family Revenue, Woodgate Associate Project, Series A, 5.15%, 1/1/2019	1,610,000	1,629,594
Chester County, PA, Health & Education Facility, Immaculata College:
5.0%, 10/15/2006	265,000	265,103
5.0%, 10/15/2007	310,000	310,078
5.1%, 10/15/2008	120,000	120,031
5.125%, 10/15/2009	230,000	230,046
5.3%, 10/15/2011	280,000	280,048
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,429,698
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020	100,000	105,785
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	814,352
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012	110,000	112,552
5.85%, 3/15/2017	325,000	331,240
Fayette County, PA, Hospital Authority, Uniontown Hospital, 5.45%, 6/15/2007 (b)	340,000	350,404
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	70,000	74,864
Mount Lebanon, PA, Hospital Authority, ETM, 7.0%, 7/1/2006	35,000	35,390
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,085,150
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	90,000	97,356
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Ursinus College Project, 5.5%, 1/1/2007	265,000	271,233
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	842,264
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation:
Series A, 5.4%, 11/15/2007 (b)	350,000	361,742
Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,510,407
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	335,000	337,626
Pennsylvania, Higher Educational Facility, University of the Arts:
4.85%, 3/15/2006 (b)	200,000	200,220
5.1%, 3/15/2009 (b)	230,000	230,244
Pennsylvania, Higher Educational Facility, Ursinus College, 5.4%, 1/1/2006	190,000	190,357
Pennsylvania, State General Obligation, Series First, 6.0%, 1/15/2013	5,500,000	6,073,980
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,772,780
Philadelphia, PA, Industrial Development Authority, Elmira Jefferies Memorial Home, Series A, 4.75%, 2/1/2008	155,000	156,838
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	375,000	375,435
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	690,000	703,379
Philadelphia, PA, School District General Obligation:
Series C, 5.75%, 3/1/2011 (b)	500,000	544,315
Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,093,320
Pittsburgh, PA, School District General Obligation, 5.25%, 9/1/2009 (b)	2,000,000	2,121,400
Scranton and Lackawanna, PA, Hospital & Healthcare Revenue, Health and Welfare Authority, Community Medical Center Project, 5.5%, 7/1/2008 (b)	2,725,000	2,858,552
Scranton-Lackawanna Counties, PA, University of Scranton Project, 5.15%, 11/1/2011 (b)	250,000	258,103
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	980,000	1,009,184
		37,160,778
South Carolina 1.6%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	3,105,000	3,429,038
South Carolina, Housing Finance & Development Authority, Westbury Plantation, Series A, 6.05%, 7/1/2027	300,000	300,279
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	4,032,633
5.375%, 6/1/2016 (b)	3,900,000	4,235,517
		11,997,467
Tennessee 2.4%
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	190,000	211,309
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,636,723
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,909,213
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (b)	465,000	480,610
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Home, Inc. Project, Series A, Prerefunded, 9.0%, 10/1/2022	170,000	192,243
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Modal Health, 5.5%, 5/1/2023 (b)	550,000	574,359
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Open Arms Care Corp., 5.1%, 8/1/2016 (b)	1,000,000	1,024,350
Nashville & Davidson Counties, TN, Health & Education Facilities Revenue Board, Multi-Family Housing, 5.2%, 2/1/2021	1,570,000	1,575,275
Nashville & Davidson Counties, TN, Multi-Family Housing, Welch Bend Apartments, Series A, 5.5%, 1/1/2027	1,600,000	1,630,320
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,619,584
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013 (b)	1,205,000	1,259,864
Shelby County, TN, Public Improvements, General Obligation, Series B, 5.25%, 11/1/2006	10,000	10,179
		18,124,029
Texas 12.8%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	5,775,000	4,978,454
Austin, TX, Water & Sewer Revenue, 5.75%, 5/15/2014 (b)	2,800,000	3,054,296
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	208,808
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,339,020
Bryan, TX, Higher Education Authority, Educational Facilities Revenue, Allen Academy Project:
Series A, ETM, 144A, 6.5%, 12/1/2006	35,000	35,458
Series A, Prerefunded, 144A, 7.3%, 12/1/2016	1,315,000	1,386,996
Del Rio, TX, General Obligation:
5.55%, 4/1/2011 (b)	45,000	47,138
5.65%, 4/1/2013 (b)	95,000	99,723
5.75%, 4/1/2016 (b)	45,000	47,338
5.75%, 4/1/2017 (b)	185,000	194,611
6.5%, 4/1/2010 (b)	95,000	101,499
7.5%, 4/1/2008 (b)	95,000	102,680
7.5%, 4/1/2009 (b)	145,000	158,114
Denison, TX, Hospital & Healthcare Revenue, Texoma Medical Center, Inc. Project, 6.125%, 8/15/2012	1,000,000	1,027,090
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008	50,000	52,671
Grand Prairie, TX, Metropolitan Utilities, Water & Sewer Revenue, 6.5%, 4/1/2012 (b)	1,000,000	1,031,550
Harris County, TX, General Obligation, Series A, Zero Coupon, 8/15/2006 (b)	3,915,000	3,825,542
Houston, TX, Sewer Systems Revenue, ETM, 6.375%, 10/1/2008	175,000	182,996
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	9,024,675
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,121,390
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,873,875
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	375,000	391,935
Lewisville, TX, Combination Contract Revenue, General Obligation, 144A, 5.625%, 9/1/2017 (b)	3,545,000	3,718,989
North East, TX, School District, General Obligation, 6.0%, 2/1/2015	4,575,000	5,012,644
Northeast, TX, Hospital Authority Revenue, ETM, 8.0%, 7/1/2008	280,000	298,472
Northern, TX, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	5,944,407
Northside, TX, Independent School District, General Obligation, 5.0%, 2/15/2015	2,160,000	2,301,955
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	149,152	149,297
Plano, TX, School District, General Obligation, 5.25%, 2/15/2014	4,625,000	4,956,057
Robstown, TX, Electric Light & Power Revenue:
6.0%, 12/1/2005	100,000	100,007
6.0%, 12/1/2006	100,000	101,169
Tarrant County, TX, Health Facility, South Central Nursing, Series A, 6.0%, 1/1/2037 (b)	135,000	145,333
Tarrant County, TX, Housing Finance Corp., Multi-Family Housing, Summit Project, Series A, 5.08%, 9/1/2027	1,510,000	1,524,375
Texarkana, TX, Housing Finance Corp., Summerhill, Series A, 144A, 5.55%, 1/20/2007	50,000	50,114
Texas, Department Housing & Community Affairs, Single Family Revenue, Series E, 6.0%, 9/1/2017 (b)	640,000	656,262
Texas, Electric Revenue, Lower Colorado River Authority, Series A, 5.875%, 5/15/2014 (b)	2,500,000	2,705,450
Texas, Municipal Power Agency:
ETM, Zero Coupon, 9/1/2007 (b)	8,385,000	7,899,887
Zero Coupon, 9/1/2014 (b)	1,800,000	1,237,689
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	4,033,030
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,478,536
Series A, 5.75%, 7/15/2013	3,000,000	3,241,710
Series B, 5.75%, 7/15/2014	3,555,000	3,841,426
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2007 (b)	2,000,000	2,085,000
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,082,630
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,532,950
Waxahachie, TX, Independent School District, Prerefunded, ETM, Zero Coupon, 8/15/2009	150,000	130,956
Waxahachie, TX, School District General Obligation, Independent School District, Zero Coupon, 8/15/2009	250,000	217,602
		96,731,806
Utah 1.5%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	800,000	848,344
Provo City, UT, Housing Authority, Multi-Family Housing, Lookout Pointe Apartments, 6.0%, 7/20/2008	175,000	178,161
Salt Lake & Sandy, UT, Metropolitan Water District, Water Revenue:
5.0%, 7/1/2016 (b)	2,020,000	2,163,238
5.0%, 7/1/2017 (b)	2,455,000	2,619,878
Utah, Electric Revenue, Intermountain Power Agency, Series B, ETM, 6.25%, 7/1/2006 (b)	5,060,000	5,150,372
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	65,000	65,517
Utah, Housing Finance Agency, Sub-Single Family Mortgage, Series F-1, 5.85%, 7/1/2007 (b)	10,000	10,015
		11,035,525
Vermont 0.2%
Vermont, Education & Health Building Finance Authority, Norwich University Project:
5.0%, 7/1/2006	275,000	277,013
5.0%, 7/1/2007	310,000	315,329
5.75%, 7/1/2013	525,000	548,651
		1,140,993
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,070,080
Virginia 0.4%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	770,000	805,004
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,735,000	1,947,312
Suffolk, VA, Redevelopment & Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, 5.25%, 10/1/2018 (b)	150,000	154,931
		2,907,247
Washington 2.1%
Douglas County, WA, School District General Obligation, School District No. 206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,204,120
Grays Harbor County, WA, Public Utility District Number 1, Electric Revenue, ETM, 5.375%, 1/1/2006	45,000	45,087
King and Snohomish Counties, WA, County General Obligation, 5.75%, 12/1/2015 (b)	8,000,000	8,941,120
Quinault Indian Nation, WA, Entertainment Revenue, Quinault Beach, Series A, 5.8%, 12/1/2015 (b)	300,000	314,667
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2:
Series A, 5.8%, 7/1/2007	2,120,000	2,198,885
Series A, 6.3%, 7/1/2012	1,000,000	1,142,670
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012 (b)	825,000	891,619
		15,738,168
West Virginia 0.6%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008, Fleet Bank (a)	190,000	195,345
5.7%, 9/1/2009, Fleet Bank (a)	150,000	154,105
Harrison County, WV, Collateralized Mortgage Obligation, Series B, Zero Coupon, 10/20/2010 (b)	1,332,722	924,030
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,234,294
		4,507,774
Wisconsin 3.2%
Oshkosh, WI, Hospital Facility, Mercy Medical Center, Prerefunded, 7.375%, 7/1/2009	50,000	51,624
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	1,025,000	1,025,605
Whitewater, WI, Waterworks System Mortgage, Prerefunded, 7.5%, 7/1/2016	185,000	189,396
Wisconsin, General Obligation, 5.25%, 5/1/2015 (b)	2,175,000	2,369,597
Wisconsin, Health & Educational Facilities, Revenue Authority, 6.0%, 5/15/2016 (b)	1,000,000	1,034,960
Wisconsin, Health & Educational Facilities, Sister Sorrowful Mothers, Series A, 5.3%, 8/15/2009 (b)	890,000	924,843
Wisconsin, Health & Educational Facilities, Viterbo College Inc. Project:
Series A, 5.75%, 2/1/2012, US Bank Trust NA (a)	390,000	396,400
Series A, 6.0%, 2/1/2017, US Bank Trust NA (a)	405,000	411,055
Wisconsin, Hospital & Healthcare Revenue, Mercy Health System Corp.:
6.125%, 8/15/2006 (b)	1,480,000	1,508,475
6.25%, 8/15/2007 (b)	1,000,000	1,046,090
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series C, 6.25%, 9/1/2017	860,000	860,069
Wisconsin, Housing & Economic Development Authority, Housing Revenue, 5.8%, 11/1/2013 (b)	1,580,000	1,594,853
Wisconsin, State General Obligation:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,325,869
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,418,840
		24,157,676
Total Municipal Bonds and Notes (Cost $721,810,566)		749,113,014

Municipal Inverse Floating Rate Notes 0.1%
New York
New York, State Thruway Authority, Personal Income Tax Revenue, Series 985, 144A, 37.205%, 3/15/2013, Leverage Factor at purchase date: 7 to 1 (b) (Cost $1,453,308)	500,000	1,177,050
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 723,263,874)+	98.9	750,290,064
Other Assets and Liabilities, Net	1.1	8,065,389
Net Assets	100.0	758,355,453

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of November 30, 2005.

+ The cost for federal income tax purposes was $722,898,228. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $27,391,836. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,818,436 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,426,600.

(a) Security incorporates a letter of credit from a major bank.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
American Capital Access (ACA)	1.1
Ambac Financial Group	13.8
College Construction Loan Insurance Association	0.1
Financial Guaranty Insurance Company	11.2
Financial Security Assurance Inc.	12.4
MBIA Corp.	18.0
RaDain Asset Assurance	1.2

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At November 30, 2005, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation
6/30/2006 6/30/2018	6,200,000**	Fixed — 4.556%	Floating — LIBOR	311,381

Counterparties:

** JPMorgan Chase Bank.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $723,263,874)	$ 750,290,064
Receivable for investments sold	585,794
Interest receivable	10,482,845
Receivable for Fund shares sold	465,513
Net unrealized appreciation on interest rate swaps	311,381
Other assets	72,623
Total assets	762,208,220
Liabilities
Due to custodian bank	285,005
Payable for investments purchased	1,415,133
Dividends payable	546,562
Payable for Fund shares redeemed	952,158
Accrued management fee	268,297
Other accrued expenses and payables	385,612
Total liabilities	3,852,767
Net assets, at value	$ 758,355,453
Net Assets
Net assets consist of: Undistributed net investment income	114,881
Net unrealized appreciation (depreciation) on: Investments	27,026,190
Interest rate swaps	311,381
Accumulated net realized gain (loss)	(2,432,340)
Paid-in capital	733,335,341
Net assets, at value	$ 758,355,453

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($95,262,099 ÷ 8,523,528 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.18
Maximum offering price per share (100 ÷ 97.25 of $11.18)	$ 11.50

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,504,499 ÷ 581,669 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.18

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,460,540 ÷ 1,025,904 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.17
Investment Class Net Asset Value, offering and redemption price(a) per share ($25,653,059 ÷ 2,294,098 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.18
Class AARP Net Asset Value, offering and redemption price(a) per share ($8,019,899 ÷ 716,951 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.19
Class S Net Asset Value, offering and redemption price(a) per share ($438,346,208 ÷ 39,204,301 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.18

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($173,109,149 ÷ 15,481,044 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.18

(a) Redemption price per shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 17,927,973
Expenses: Management fee	1,612,960
Services to shareholders	211,677
Custodian and accounting fees	86,613
Distribution services fees	239,495
Auditing	41,952
Legal	11,806
Trustees' fees and expenses	11,176
Reports to shareholders	34,259
Registration fees	40,489
Other	77,973
Total expenses, before expense reductions	2,368,400
Expense reductions	(9,123)
Total expenses, after expense reductions	2,359,277
Net investment income	15,568,696
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,027,781
Net unrealized appreciation (depreciation) during the period on: Investments	(17,043,729)
Interest rate swaps	311,381
(16,732,348)
Net gain (loss) on investment transactions	(15,704,567)
Net increase (decrease) in net assets resulting from operations	$ (135,871)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2005 (Unaudited)	Year Ended May 31, 2005
Operations: Net investment income	$ 15,568,696	$ 28,853,436
Net realized gain (loss) on investment transactions	1,027,781	1,175,444
Net unrealized appreciation (depreciation) during the period on investment transactions	(16,732,348)	6,179,809
Net increase (decrease) in net assets resulting from operations	(135,871)	36,208,689
Distributions to shareholders from: Net investment income: Class A	(1,790,918)	(3,453,126)
Class B	(108,935)	(260,751)
Class C	(184,536)	(419,090)
Investment Class	(493,293)	(534,603)
Class AARP	(161,810)	(314,452)
Class S	(9,434,322)	(19,603,856)
Institutional Class	(3,600,875)	(3,961,026)
Net realized gains: Class A	—	(110,844)
Class B	—	(10,216)
Class C	—	(16,410)
Class AARP	—	(9,470)
Class S	—	(588,270)
Fund share transactions: Proceeds from shares sold	102,414,155	111,138,790
Net assets acquired in tax-free reorganization	—	258,170,996
Reinvestment of distributions	10,564,603	18,378,440
Cost of shares redeemed	(148,055,430)	(198,018,468)
Redemption fees	5,336	1,764
Net increase (decrease) in net assets from Fund share transactions	(35,071,336)	189,671,522
Increase (decrease) in net assets	(50,981,896)	196,598,097
Net assets at beginning of period	809,337,349	612,739,252
Net assets at end of period (including undistributed net investment income of $114,881 and $320,874, respectively)	$ 758,355,453	$ 809,337,349

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.40	$ 11.26	$ 11.81	$ 11.34	$ 11.26
Income from investment operations: Net investment income	.21	.43	.43	.45	.46
Net realized and unrealized gain (loss) on investment transactions	(.22)	.15	(.55)	.52	.08
Total from investment operations	(.01)	.58	(.12)	.97	.54
Less distributions from: Net investment income	(.21)	(.43)	(.43)	(.45)	(.46)
Net realized gains on investment transactions	—	(.01)	(.00)***	(.05)	—
Total distributions	(.21)	(.44)	(.43)	(.50)	(.46)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.18	$ 11.40	$ 11.26	$ 11.81	$ 11.34
Total Return (%)[c]	(.08)**	5.25	(1.02)[d]	8.78	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	93	87	70	30
Ratio of expenses before expense reductions (%)	.77*	.85	.96	.93	.92*
Ratio of expenses after expense reductions (%)	.77*	.85	.94	.93	.92*
Ratio of net investment income (%)	3.68*	3.82	3.71	3.96	4.19*
Portfolio turnover rate (%)	49*	45	21	13	18

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.26	$ 11.81	$ 11.35	$ 11.26
Income from investment operations: Net investment income	.16	.34	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	(.22)	.16	(.55)	.51	.09
Total from investment operations	(.06)	.50	(.21)	.87	.46
Less distributions from: Net investment income	(.17)	(.34)	(.34)	(.36)	(.37)
Net realized gains on investment transactions	—	(.01)	(.00)***	(.05)	—
Total distributions	(.17)	(.35)	(.34)	(.41)	(.37)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.18	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Total Return (%)[c]	(.54)d**	4.54[d]	(1.80)[d]	7.88	4.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	9	11	6
Ratio of expenses before expense reductions (%)	1.56*	1.63	1.76	1.75	1.74*
Ratio of expenses after expense reductions (%)	1.55*	1.61	1.73	1.75	1.74*
Ratio of net investment income (%)	2.90*	3.06	2.92	3.14	3.37*
Portfolio turnover rate (%)	49*	45	21	13	18

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.40	$ 11.25	$ 11.80	$ 11.34	$ 11.26
Income from investment operations: Net investment income	.16	.34	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	(.22)	.16	(.55)	.51	.08
Total from investment operations	(.06)	.50	(.21)	.87	.45
Less distributions from: Net investment income	(.17)	(.34)	(.34)	(.36)	(.37)
Net realized gains on investment transactions	—	(.01)	(.00)***	(.05)	—
Total distributions	(.17)	(.35)	(.34)	(.41)	(.37)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.17	$ 11.40	$ 11.25	$ 11.80	$ 11.34
Total Return (%)[c]	(.54)**	4.54	(1.76)[d]	7.82	4.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	13	14	11	4
Ratio of expenses before expense reductions (%)	1.55*	1.62	1.73	1.72	1.72*
Ratio of expenses after expense reductions (%)	1.55*	1.62	1.70	1.72	1.72*
Ratio of net investment income (%)	2.90*	3.05	2.95	3.17	3.39*
Portfolio turnover rate (%)	49*	45	21	13	18

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class
	2005[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.45
Income from investment operations: Net investment income	.21	.21
Net realized and unrealized gain (loss) on investment transactions	(.22)	(.04)
Total from investment operations	(.01)	.17
Less distributions from: Net investment income	(.22)	(.21)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.18	$ 11.41
Total Return (%)	(.14)**	1.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	28
Ratio of expenses (%)	.71*	.67*
Ratio of net investment income (%)	3.74*	4.16*
Portfolio turnover rate (%)	49*	45

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period from December 20, 2004 (commencement of operations of Investment Class shares) to May 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.27	$ 11.82	$ 11.35	$ 11.22	$ 10.93
Income from investment operations: Net investment income	.22	.45	.46	.48	.50	.34
Net realized and unrealized gain (loss) on investment transactions	(.22)	.15	(.55)	.52	.13	.29
Total from investment operations	—	.60	(.09)	1.00	.63	.63
Less distributions from: Net investment income	(.22)	(.45)	(.46)	(.48)	(.50)	(.34)
Net realized gains on investment transactions	—	(.01)	(.00)***	(.05)	—	—
Total distributions	(.22)	(.46)	(.46)	(.53)	(.50)	(.34)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.19	$ 11.41	$ 11.27	$ 11.82	$ 11.35	$ 11.22
Total Return (%)	.02**d	5.46[d]	(.76)[d]	9.03	5.71	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	8	6	3	1
Ratio of expenses before expense reductions (%)	.59*	.67	.70	.69	.68	.73*
Ratio of expenses after expense reductions (%)	.56*	.65	.70	.69	.68	.73*
Ratio of net investment income (%)	3.89*	4.02	3.95	4.20	4.42	4.64*
Portfolio turnover rate (%)	49*	45	21	13	18	21

[a] For the six months ended November 30, 2005 (Unaudited).

[b] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.003, decrease net realized and unrealized gain (loss) per share by $.003, and increase the ratio of net investment income to average net assets from 4.39% to 4.42%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended May 31,	2005[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.26	$ 11.81	$ 11.35	$ 11.22	$ 10.68
Income from investment operations:
Net investment income	.22	.46	.46	.48	.50	.52
Net realized and unrealized gain (loss) on investment transactions	(.23)	.16	(.55)	.51	.13	.54
Total from investment operations	(.01)	.62	(.09)	.99	.63	1.06
Less distributions from:
Net investment income	(.22)	(.46)	(.46)	(.48)	(.50)	(.52)
Net realized gains on investment transactions	—	(.01)	(.00)***	(.05)	—	—
Total distributions	(.22)	(.47)	(.46)	(.53)	(.50)	(.52)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.18	$ 11.41	$ 11.26	$ 11.81	$ 11.35	$ 11.22
Total Return (%)	(.05)**	5.62	(.78)[c]	8.92	5.74	10.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	438	467	495	556	578	591
Ratio of expenses before expense reductions (%)	.53*	.59	.70	.69	.68	.73
Ratio of expenses after expense reductions (%)	.53*	.59	.69	.69	.68	.73
Ratio of net investment income (%)	3.92*	4.08	3.95	4.20	4.42	4.67
Portfolio turnover rate (%)	49*	45	21	13	18	21

[a] For the six months ended November 30, 2005 (Unaudited).

[b] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.003, decrease net realized and unrealized gain (loss) per share by $.003, and increase the ratio of net investment income to average net assets from 4.39% to 4.42%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
	2005[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.41	$ 11.45
Income from investment operations: Net investment income	.22	.22
Net realized and unrealized gain (loss) on investment transactions	(.22)	(.04)
Total from investment operations	—	.18
Less distributions from: Net investment income	(.23)	(.22)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.18	$ 11.41
Total Return (%)	(.04)**	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	173	191
Ratio of expenses (%)	.51*	.45*
Ratio of net investment income (%)	3.94*	4.38*
Portfolio turnover rate (%)	49*	45

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of Scudder Tax-Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $4,109,000 which may be applied against any net realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007, the expiration date, whichever occurs first, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $192,630,539 and $224,526,371, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equivalent to an annual rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective December 20, 2004 through December 20, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.55% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C, Investment Class and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2005
Class A	$ 14,244	$ —	$ 4,640
Class B	2,268	67	2,619
Class C	2,671	124	952
Investment Class	2,820	—	564
Class AARP	4,613	1,381	2,343
Class S	87,821	—	37,475
Institutional Class	30,994	—	13,395
	$ 145,431	$ 1,572	$ 61,988

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $72,323, of which $11,452 is unpaid at November 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2005 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$ 27,363	$ 4,111
Class C	46,331	6,998
	$ 73,694	$ 11,109

In addition SDI provides information and administrative services ("Service Fee") to Class A, B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annualized Effective Rate
Class A	$ 114,745	$ 27,631.24%
Class B	8,926	1,816.24%
Class C	14,616	4,729.24%
Investment Class	27,514	23,186.21%
	$ 165,801	$ 57,362

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the six months ended November 30, 2005 aggregated $2,837.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2005, the CDSC for Class B and C shares aggregated $6,442 and $278, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $18,920, all of which is unpaid at November 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% of the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the six months ended November 30, 2005, the Advisor has agreed to reimburse the Fund an additional $7,280, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2005, the Fund's custodian fees were reduced by $271 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2005		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,240,130	$ 14,037,149	2,632,679	$ 29,971,712
Class B	28,348	321,171	27,728	316,045
Class C	92,852	1,050,714	307,949	3,516,722
Investment Class	330,167	3,731,162	586,374**	6,699,694**
Class AARP	44,915	507,626	109,692	1,249,514
Class S	6,310,584	70,983,496	4,362,637	49,660,730
Institutional Class	1,044,755	11,782,837	1,730,129**	19,724,373**
		$ 102,414,155		$ 111,138,790
Shares issued in tax-free reorganization*
Investment Class	—	$ —	2,408,661**	$ 27,579,978**
Institutional Class	—	—	20,139,290**	230,591,018**
		$ —		$ 258,170,996
Shares issued to shareholders in reinvestment of distributions
Class A	74,758	$ 844,362	141,225	$ 1,611,552
Class B	4,693	53,088	11,391	130,057
Class C	6,473	73,115	15,011	171,230
Investment Class	42,567	481,279	42,885**	487,674**
Class AARP	9,320	105,368	18,862	215,421
Class S	557,055	6,293,845	1,134,197	12,947,842
Institutional Class	240,039	2,713,546	247,399**	2,814,664**
		$ 10,564,603		$ 18,378,440
Shares redeemed
Class A	(967,098)	$ (10,911,962)	(2,303,682)	$ (26,224,922)
Class B	(156,195)	(1,763,180)	(173,007)	(1,971,489)
Class C	(255,427)	(2,889,768)	(391,512)	(4,474,974)
Investment Class	(542,357)	(6,152,627))	(574,199)**	(6,535,722)**
Class AARP	(58,904)	(662,905)	(82,635)	(943,726)
Class S	(8,618,305)	(96,747,098)	(8,479,395)	(96,703,800)
Institutional Class	(2,555,668)	(28,927,890)	(5,364,900)**	(61,163,835)**
		$ (148,055,430)		$ (198,018,468)
Redemption fees		$ 5,336		$ 1,764
Net increase (decrease)
Class A	347,790	$ 3,969,724	470,222	$ 5,358,342
Class B	(123,154)	(1,388,222)	(133,888)	(1,525,387)
Class C	(156,102)	(1,765,939)	(68,552)	(787,022)
Investment Class	(169,623)	(1,940,032)	2,463,721**	28,231,680**
Class AARP	(4,669)	(49,757)	45,919	521,209
Class S	(1,750,666)	(19,465,902)	(2,982,561)	(34,095,226)
Institutional Class	(1,270,874)	(14,431,208)	16,751,918**	191,967,926**
		$ (35,071,336)		$ 189,671,522

* On December 17, 2005, the Scudder Municipal Bond Fund was acquired by the Fund through a tax-free reorganization.

** For the period of December 20, 2004 (commencement of operations of Investment and Institutional Class shares) to May 31, 2005.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Events.

On December 31, 2005, the contractual relationship between Scudder Investments and AARP came to an end. As a result, the funds will no longer be part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. In addition, effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" and still listed under the AARP share class in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com. The Web site address aarp.scudder.com will also be available through April 30, 2006.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board noted that, although the management fee had recently been revised to eliminate breakpoints, the revised fee was set at the lowest fee under the previous breakpoint distribution. In this regard, the Board concluded that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund's management fees and asset levels to determine if any breakpoints are appropriate.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods. The Board also observed that the Fund has underperformed its benchmark in the each of the one-, three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SZMVX	SZMIX
CUSIP Number	811236-603	811236-702	811236-801	811236-876	811236-884
Fund Number	445	645	745	825	1445

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SMTTX	SCMTX
Fund Number	145	045
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2005

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Intermediate Tax/AMT Free Fund, a
                                    series of Scudder Tax Free Trust

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Intermediate Tax/AMT Free Fund, a
                                    series of Scudder Tax Free Trust

By:                                 /s/Vincent J. Esposito
                                    -------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    -------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006